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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2000
                                                          ---------------

                        Philadelphia Suburban Corporation
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                 (Exact name of registrant specified in Charter)


 Pennsylvania                    001-06659                        23-1702594
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



 762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania                    19010
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     (Address of principal executive offices)                       Zip Code



           Registrant's telephone, including area code: (610) 527-8000
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                                 Not Applicable
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         (Former name and former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

         (i) On October 3, 2000, Philadelphia Suburban Corporation dismissed KPMG LLP as its independent accountant.

         (ii) The audit reports of KPMG LLP on the consolidated balance sheets and statements of capitalization of Philadelphia Suburban Corporation and subsidiaries as of December 1999 and 1998, and the related consolidated statements of income and comprehensive income, and cash flow for each of the years in the three-year period ended December 31, 1999, the most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG LLP is attached as Exhibit 16.

         (iii) The Registrant's Board of Directors approved the recommendation of its Audit Committee to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through October 3, 2000, there have been no disagreements with KPMG LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference to them in their report on the financial statements for those years.

         (v) During the two most recent fiscal years and through October 3, 2000, there have been no reportable events as defined in Regulation S-K
         Item 304 (a)(1)(v)).

         (vi) The registrant has requested that KPMG LLP furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated October 10, 2000 is filed as Exhibit 16 to this Form 8-K.


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(b) New independent accountants.

The Registrant engaged PricewaterhouseCoopers LLP as its new independent accountants as of October 3, 2000. During the two most recent fiscal years and through October 3, 2000, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding

         (i) the application of accounting principles to a specified transaction, either completed or proposed;

         (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that Philadelphia Suburban Corporation concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

         (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

(c) Exhibits:

    16 Letter from KPMG LLP dated October 10, 2000 regarding change in independent accountants

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHILADELPHIA SUBURBAN CORPORATION


Dated:  October 10, 2000               By:  /s/ Roy H. Stahl
                                         --------------------------------------
                                         Name:  Roy H. Stahl
                                         Title: Executive Vice President and
                                         General Counsel






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                                  EXHIBIT INDEX

Exhibit No.                          Exhibit                           Page
-----------                          -------                           ----

   16            Letter from KPMG LLP dated October 10, 2000             6
                 Regarding change in independent accountants